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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 16, 1996

                         FRONTIER INSURANCE GROUP, INC.
               (Exact name of registrant as specified in charter)

      DELAWARE                       0-15022                     14-1681606
(State or other juris-             (Commission                 (IRS Employer
  diction of incorp-               File Number)              Identification No.)
      oration)

195 LAKE LOUISE MARIE ROAD, ROCK HILL, NEW YORK                  12775-8000
   (Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (914) 796-2100

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

                               Page 1 of 253 Pages

                         Exhibit Index Located on Page 5


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ITEM 5.        OTHER EVENTS.

      On October 16, 1996 and October 18, 1996, Frontier Financing Trust (the "Trust"), a Delaware statutory business trust sponsored by Frontier Insurance Group, Inc. (the "Registrant"), issued and sold an aggregate of 3,450,000 6 1/4% Convertible Trust Originated Preferred Securities'SM' ("Preferred Securities"), representing undivided preferred beneficial interests in the assets of the Trust, at $50 per Preferred Security, or $172,500,000, to certain initial purchasers (the "Initial Purchasers"), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Oppenheimer & Co., Inc. and Stephens Inc. acted as representatives, which Preferred Securities were distributed by the Initial Purchasers to certain institutional investors pursuant to Rule 144A, Regulation S and Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). Concurrently, the Trust issued and sold to the Registrant 106,702 6 1/4% Convertible Common Securities ("Common Securities" and, together with Preferred Securities, "Trust Securities"), representing undivided common beneficial interests in the assets of the Trust, at $50 per Common Security, or $5,335,100. The Trust invested the $177,835,100 of proceeds from the sale of the Trust Securities in $177,835,100 principal amount 6 1/4% Convertible Subordinated Debentures Due 2026 issued by the Registrant (the "Debentures"), constituting the sole assets of the Trust. Distributions on the Preferred Securities are payable quarterly in arrears, commencing January 15, 1997, and each Preferred Security is convertible, at the option of the holder thereof, into 1.0663 shares of the Registrant's Common Stock, par value $.01 per share ("Registrant Common Stock"), equivalent to $46.89 per share of Registrant Common Stock, subject to adjustment for dilutive events, through the exchange of such Preferred Security for Debentures having a principal amount equal to the liquidation amount of the Preferred Security so exchanged and the subsequent conversion of the Debentures. The interest rate, interest payment dates and other payment dates on the Debentures correspond to the distribution rate, distribution payment dates and other payment dates on the Preferred Securities.

      Pursuant to the terms of a preferred securities guarantee agreement (the "Preferred Securities Guarantee"), the Registrant has irrevocably and unconditionally guaranteed payment in full by the Trust, but only to the extent the Trust has funds available therefor, of (i) distributions on the Preferred Securities, (ii) amounts payable upon redemption of the Preferred Securities, and (iii) generally, the liquidation preference of the Preferred Securities. Such guarantee is subject to the Registrant's right to defer interest payments on the Debentures and, accordingly, distributions on the Preferred Securities. The Preferred Securities Guarantee ranks senior to the Registrant Common Stock, pari passu with the most senior preferred stock issued from time to time by the Registrant and with any guarantee now or hereafter entered into by the Registrant with respect to any preferred or preference stock of the Registrant or its affiliates, and subordinate and junior to all other liabilities of the Registrant, except any liabilities that may be pari passu by their terms.

                                        2


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      Pursuant to the terms of a registration  rights agreement,  the Registrant and the Trust have agreed with the Initial Purchasers to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") by December 16, 1996 covering resales of the Preferred Securities, the Preferred Securities Guarantee, the Debentures and the
Registrant   Common  Stock   issuable   upon   conversion   of  the   Debentures
(collectively, the "Registrable Securities"), to use their best efforts to cause the Registration Statement to be declared effective by the Commission under the Securities Act by March 17, 1997, and to use their best efforts to keep the Registration Statement effective until October 16, 1999 or such earlier date as all Registrable Securities shall have been disposed of or on which all Registrable Securities held by persons who are not affiliates of the Registrant or the Trust may be resold without registration pursuant to Rule 144(k) under the Securities Act (the "Effectiveness Period"). In the event the Registration Statement has not been filed with the Commission by December 16, 1996 or declared effective by the Commission by March 17, 1997, additional interest will accrue on the Debentures and, accordingly, additional distributions will accrue on the Preferred Securities.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  Exhibits.

               4.1 Indenture dated as of October 16, 1996 between the Registrant and The Bank of New York, as trustee, with form of Debenture attached as Exhibit A thereto.

             10.17 Amended and Restated Declaration of Trust dated as of October 16, 1996 among Registrant, as sponsor, Walter A. Rhulen and Peter H. Foley, as regular trustees, The Bank of New York, as property trustee, and The Bank of New York (Delaware), as Delaware trustee, with the terms of the Preferred Securities attached as Annex I thereto, and the form of Preferred Security attached as Exhibit A-1 thereto.

             10.18 Preferred Securities Guarantee Agreement dated as of October 16, 1996 between the Registrant and The Bank of New York, as trustee for the benefit of the holders from time to time of the Preferred Securities.

             10.19 Registration Rights Agreement dated as of October 16, 1996 among Registrant, Frontier Financing Trust, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Oppenheimer & Co., Inc. and Stephens Inc., as representatives of the initial purchasers of the Preferred Securities.

                                        3


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FRONTIER INSURANCE GROUP, INC.
                                      (Registrant)

                                      By:    /s/ Walter A. Rhulen
                                         ---------------------------------------
                                            Walter A. Rhulen
                                         President and Chief Executive Officer

Dated:  October 23, 1996

                                        4



STATEMENT OF DIFFERENCES
------------------------

The section symbol shall be expressed as ........... ss.
The service mark shall be expressed as ............. 'SM'



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                                  EXHIBIT INDEX

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

   EXHIBIT                                                                            PAGE

        4.1    Indenture dated as of October 16, 1996 between the Registrant            6
               and The Bank of New York, as trustee, with form of Debenture attached as Exhibit A thereto.

       10.17   Amended and Restated Declaration of Trust dated as of October          107
               16, 1996 among Registrant, as sponsor, Walter A. Rhulen and
               Peter H. Foley, as regular trustees, The Bank of New York, as property trustee, and The Bank of New York (Delaware), as
               Delaware trustee, with the terms of the Preferred Securities attached as Annex I thereto, and the form of Preferred Security attached as Exhibit A-1 thereto.


       10.18   Preferred Securities Guarantee Agreement dated as of October           211
               16, 1996 between the Registrant and The Bank of New York, as trustee for the benefit of the holders from time to time of the
               Preferred Securities.

       10.19   Registration Rights Agreement dated as of October 16, 1996             237
               among Registrant, Frontier Financing Trust, and Merrill Lynch
               & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
               Donaldson, Lufkin & Jenrette Securities Corporation,
               Oppenheimer & Co., Inc. and Stephens Inc., as representatives of the initial purchasers of the Preferred Securities.


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